                            PRICE ENTERPRISES, INC.

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK

    This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) if certificates evidencing shares of Common Stock, par value $.0001 per share (the "Shares"), of Price Enterprises, Inc., a Maryland corporation (the "Company"), are not immediately available, or if the procedure for book-entry transfer set forth in the Offer to Purchase dated September 17, 1998 (the "Offer to Purchase") and the related Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer") cannot be completed on a timely basis or time will not permit all required documents, including a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), to reach the Depositary prior to the Expiration Date (as defined in the Offer to Purchase).

    This Notice of Guaranteed Delivery, properly completed and duly executed, may be delivered by hand, mail or facsimile transmission to the Depositary. See "THE OFFER--Section 3" of the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

   BY HAND DELIVERY:        BY OVERNIGHT DELIVERY:               BY MAIL:
  120 Broadway, 13th          85 Challenger Road              P.O. Box 3301
         Floor                 Mail Drop--Reorg        South Hackensack, New Jersey
  New York, New York     Ridgefield Park, New Jersey              07606
         10271                      07660               Attn: Reorganization Dept.
 Attn: Reorganization     Attn: Reorganization Dept.
         Dept.

                              FACSIMILE TRANSMISSION:
                                  (201) 296-4293

                    CONFIRM RECEIPT OF FACSIMILE BY TELEPHONE:
                                  (201) 296-4860

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE COMPANY WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

    This Notice of Guaranteed Delivery form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Offer to Purchase) under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

    The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Offer to Purchase and the related Letter of Transmittal, receipt of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure set forth in "THE OFFER--Section 3" of the Offer to Purchase.
  ----------------------------------------------------------------------------

                                    ODD LOTS

      To be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially or of record as of the close of business on September 16, 1998 and who continues to own, beneficially or of record, as of the Expiration Date, an aggregate of fewer than 100 Shares. The undersigned either (check one box):

  / / was the beneficial or record owner of, as of the close of business on September 16, 1998, and continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares, all of which are being tendered; or

  / /  is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s) thereof, Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person was the beneficial or record owner of, as of the close of business on September 16, 1998, and continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares and is tendering all of such Shares.
--------------------------------------------------------------------------------

-------------------------------------------

  Signature(s): ______________________________________________________________

                                        ______________________________________
  Name(s) of
  Record Holder(s): __________________________________________________________
                                                         PLEASE TYPE OR PRINT

  ____________________________________________________________________________

  ____________________________________________________________________________
  Certificates Nos.

  (if available): ____________________________________________________________

  ____________________________________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                                                                     ZIP CODE

  Area Code and

  Telephone No.: _____________________________________________________________
-------------------------------------------
-------------------------------------------

  If Shares will be delivered by book-entry transfer, provide the following information:

  Account Number: ____________________________________________________________

  Date: ______________________________________________________________________

------------------------------------------

                                   GUARANTEE
                  (NOT TO BE USED FOR A SIGNATURE GUARANTEE.)

    THE UNDERSIGNED, A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM OR A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS AN "ELIGIBLE GUARANTOR INSTITUTION," AS SUCH TERM IS DEFINED IN RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (EACH OF THE FOREGOING CONSTITUTING AN "ELIGIBLE INSTITUTION"), GUARANTEES THE DELIVERY TO THE DEPOSITARY OF THE SHARES TENDERED HEREBY, IN PROPER FORM FOR TRANSFER, OR A CONFIRMATION THAT THE SHARES TENDERED HEREBY HAVE BEEN DELIVERED PURSUANT TO THE PROCEDURE FOR BOOK-ENTRY TRANSFER SET FORTH IN THE OFFER TO PURCHASE INTO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY, TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) AND ANY OTHER REQUIRED DOCUMENTS, ALL WITHIN THREE (3) NASDAQ STOCK MARKET, INC. NATIONAL MARKET TRADING DAYS OF THE DATE HEREOF.

    The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates representing Shares to the Depositary within the time period set forth herein. Failure to do so could result in a financial loss to such Eligible Institution.

-------------------------------------------

  Name of Firm: ______________________________________________________________

  Address: ___________________________________________________________________
                                                                     ZIP CODE
  Area Code and
  Telephone No.: _____________________________________________________________
-------------------------------------------
-------------------------------------------

  ____________________________________________________________________________

                              AUTHORIZED SIGNATURE

  Name: ______________________________________________________________________

                                  PLEASE PRINT

  Title: _____________________________________________________________________

  Date: ______________________________________________________________________

------------------------------------------

NOTE: DO NOT SEND SHARE CERTIFICATES WITH THIS FORM. CERTIFICATES FOR SHARES
      SHOULD BE SENT WITH THE LETTER OF TRANSMITTAL.